SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                              --------------------



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported): June 18, 2002



                         GREENE COUNTY BANCSHARES, INC.
                         ------------------------------
             (Exact name of Registrant as specified in its charter)


        Tennessee                      0-14289                  62-1222567
        ---------                      -------                  ----------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)

            100 North Main Street, Greeneville, Tennessee 37743-4992
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                    (Address of principal executive offices)


                                 (423) 639-5111
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               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


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Item 5.  Other Events.
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     On June 18, 2002, the Board of Directors of Greene County Bancshares,  Inc.
named Kent Vaught as President, Chief Operating Officer and Director of both the Registrant and its wholly owned subsidiary, Greene County Bank, a Tennessee state-chartered bank. Further information is set forth in the attached press release.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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   (a) - (b)      Not applicable.

         (c)      The following exhibit is filed as part of this report.

                  Exhibit 99.1      Press release dated June 21, 2002

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                        GREENE COUNTY BANCSHARES, INC.


Date:   June 21, 2002                   By:  /s/ R. Stan Puckett
                                            ------------------------------------
                                            R. Stan Puckett
                                            Chairman of the Board and Chief
                                            Executive Officer
                                            (Duly Authorized Representative)